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CSFB 2002-CKN2         Collateral and Structural Term Sheet       April 22, 2002
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I.       Transaction       Offering

                                  Initial      Approximate
                                 Principal     % of Total
                                 Balance or      Initial     Approximate
               Expected           Notional      Principal      Credit
Class         Ratings(1)           Amount        Balance       Support
-----         ----------           ------        -------       -------
Offered Certificates:
  A-1           AAA/Aaa          $ 59,040,000      6.43%        18.50%
  A-2           AAA/Aaa          $116,844,000     12.73%        18.50%
  A-3           AAA/Aaa          $572,398,000     62.34%        18.50%
  B              AA/Aa2          $ 34,430,000      3.75%        14.75%
  C               A/A2           $ 29,840,000      3.25%        11.50%
  D              A-/A3           $  9,181,000      1.00%        10.50%

Non-Offered certificates:(5)
  E            BBB+/Baa1         $ 11,477,000      1.25%         9.25%
  F       BBB/Baa2 $13,772,000                     1.50%         7.75%
  G            BBB-/Baa3         $ 10,329,000      1.12%         6.63%
  H             BB+/Ba1          $ 11,477,000      1.25%         5.38%
  J              BB/Ba2          $ 12,624,000      1.37%         4.00%
  K             BB-/Ba3          $  4,591,000      0.50%         3.50%
  L              B+/B1           $  4,590,000      0.50%         3.00%
  M               B/B2           $  9,182,000      1.00%         2.00%
  N              B-/B3           $  2,295,000      0.25%         1.75%
  O              NR/NR           $ 16,067,952      1.75%         0.00%
  A-X           AAA/Aaa          $918,137,952    100.00%          N/A
  A-SP          AAA/Aaa          $572,451,000     62.35%          N/A
  A-Y           AAA/Aaa          $122,505,428     13.34%          N/A



        Initial    Assumed
         Pass-     Weighted     Expected
        Through  Average Life   Expected     Principal       Legal
Class   Rate(2)   (years)(3)   Maturity(3)   Window(3)       Status      ERISA(4)
-----   -------   ----------   -----------   ---------       ------      --------
Offered Certificates:
  A-1      %         3.0          02/07     06/02-02/07      Public        Yes
  A-2      %         7.8          09/11     02/07-09/11      Public        Yes
  A-3      %         9.7          03/12     09/11-03/12      Public        Yes
  B        %         9.9          04/12     03/12-04/12      Public        Yes
  C        %         9.9          04/12     04/12-04/12      Public        Yes
  D        %         9.9          04/12     04/12-04/12      Public        Yes

Non-Offered certificates:(5)
  E        %         9.9          04/12     04/12-04/12   Private-144A     Yes
  F        %         9.9          04/12     04/12-04/12   Private-144A     Yes
  G        %         9.9          04/12     04/12-04/12   Private-144A     Yes
  H        %         9.9          04/12     04/12-04/12   Private-144A     No
  J        %         9.9          04/12     04/12-04/12   Private-144A     No
  K        %         9.9          04/12     04/12-04/12   Private-144A     No
  L        %         9.9          04/12     04/12-04/12   Private-144A     No
  M        %         9.9          04/12     04/12-04/12   Private-144A     No
  N        %         9.9          04/12     04/12-04/12   Private-144A     No
  O        %        11.3          04/17     04/12-04/17   Private-144A     No
  A-X      %         9.1          04/17         N/A       Private-144A     Yes
  A-SP     %         7.0          05/09         N/A       Private-144A     Yes
  A-Y      %         9.2          04/17         N/A       Private-144A     Yes

(1) By Standard & Poor's Rating Services and Moody's Investors Service, Inc., respectively
(2) Classes __,__ and __ will be fixed rate. Classes __, __, and __ will be fixed subject to the net WAC of the mortgage pool. Classes __and __ will be equal to the net WAC of the mortgage pool.
(3) Assumes 0% CPR, no defaults, no extensions and ARD Loans (as described in the prospectus supplement) pay in full on their respective anticipated repayment dates. Otherwise based on "Modeling Assumptions" set forth in the prospectus supplement. Assumed weighted average life expressed in years.
(4) Expected to be eligible for Credit Suisse First Boston Corporation's individual prohibited transaction exemption under ERISA.
(5)      Not offered by the prospectus supplement or this term sheet.

MORTGAGE LOAN SELLER PROFILE:
-----------------------------

Column Financial, Inc., "Column", will be selling 90 mortgage loans, representing 69.18% of the initial mortgage pool balance to the trust. Column was established in August 1993 and is an indirect wholly owned subsidiary of Credit Suisse Group. Column has originated more than 4,750 commercial mortgage loans, totaling approximately $27.9 billion, since its inception. Column sources, underwrites and closes various mortgage loan products through 17 production offices located throughout the U.S. and Canada.

National Consumer Cooperative Bank, "NCB", will be selling 26 mortgage loans, representing 4.01% of the initial mortgage pool balance to the trust. NCB, headquartered in Washington, D.C., was chartered by an act of Congress in 1978 for the purpose of providing loans and other financial services to cooperatively owned and organized entities throughout the United States. By Congressional amendments in 1981, NCB was converted to a private institution owned by its member cooperative customers. NCB and its affiliates have originated over $3.5 billion in commercial and multifamily loans and securitized over $2 billion of such originations. NCB as a special servicer is rated "CSS2 Co-op" by Fitch, Inc.

NCB Capital Corporation, an affiliate of NCB, will be selling 61 mortgage loans, representing 16.60% of the initial mortgage pool balance to the trust. NCB, FSB, a wholly owned subsidiary of NCB and an affiliate of NCB Capital Corporation, will be selling 16 mortgage loans, representing 3.05% of the initial mortgage pool balance to the trust. NCB, FSB is a federal savings bank chartered by the Office of Thrift Supervision of the U.S. Department of the Treasury. NCB, FSB, as a primary and master servicer, is rated "CPS2+ Co-op" and "CMS3+ Co-op", respectively, by Fitch, Inc.

KeyBank National Association, "KeyBank", will be selling 11 mortgage loans, representing 7.17% of the initial mortgage pool balance to the trust. KeyBank, a wholly owned subsidiary of KeyCorp, is a national banking association. KeyBank, headquartered in Cleveland, OH, provides financial services, including commercial and multifamily real estate financing, throughout the United States. As of December 31, 2001, KeyBank had total assets of approximately $71.5 billion, total liabilities including minority interests in consolidated subsidiaries of approximately $66.6 billion and approximately $4.9 billion in stockholder's equity. As of December, 2001, Key Commercial Real Estate, a division of KeyBank, had total assets of approximately $8.5 billion comprised of construction and interim loans, CMBS investments, and conduit and other fixed rate permanent loans. Key Commercial Mortgage, a division of Key Commercial Real Estate, originated over $1.8 billion in commercial mortgage loans in 2001 and has a current servicing portfolio of $12.0 billion.


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Under no circumstances shall the information presented herein constitute an
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there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification
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